                         FORTIS BENEFITS INSURANCE COMPANY

                                POWER OF ATTORNEY

                                J. Kerry Clayton
                                Robert B. Pollock
                                 Alan W. Feagin
                                 Arie A. Fakkert
                               Michael J. Peninger
                                 Lesley Silvester

DO HEREBY JOINTLY AND SEVERALLY AUTHORIZE Christine Hayer Repasy, Marianne O'Doherty, Christopher M. Grinnell, Thomas S. Clark and W. Michael Stobart to sign as their agent any registration statement, pre-effective amendment, post-effective amendment and any application for exemptive relief or order of substitution for Fortis Benefits Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with the variable annuity products reinsured with Hartford Life and Annuity Insurance Company.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

/s/ J. Kerry Clayton                                 Dated as of August 10, 2001
------------------------------------
J. Kerry Clayton


/s/ Robert B. Pollock                                Dated as of August 10, 2001
--------------------------------------------
Robert B. Pollock


/s/ Alan W. Feagin                                   Dated as of August 10, 2001
------------------------------------
Alan W. Feagin


/s/ Arie A. Fakkert                                  Dated as of August 10, 2001
------------------------------------
Arie A. Fakkert


/s/ Michael J. Peninger                              Dated as of August 10, 2001
------------------------------------
Michael J. Peninger


/s/ Lesley Silvester                                 Dated as of August 10, 2001
------------------------------------
Lesley Silvester